[PIONEER LOGO]



Pioneer
Short-Term Income
Trust

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SEMIANNUAL REPORT 5/31/97
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

 Table of Contents
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
Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    5
Schedule of Investments                            8
Financial Statements                              14
Notes to Financial Statements                     19
Report of Independent Public Accountants          23
Trustees, Officers and Service Providers          24
Programs and Services for Pioneer Shareowners     26
The Pioneer Family of Mutual Funds                29

Pioneer Short-Term Income Trust
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LETTER FROM THE CHAIRMAN 5/31/97
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

Welcome to this semiannual report on Pioneer Short-Term Income Trust, covering the six months ended May 31, 1997. Despite what turned out to be a sluggish period for the bond market, your Fund continued to pay regular dividends and posted a modest total return.

Once again, the bond market couldn't seem to gather any forward momentum, thanks to conflicting economic data and the sometimes puzzling market reactions to them. One positive trend for your Fund, however, was the narrowing yield differential between low-rated and high-quality securities, particularly U.S. government issues. When these "spreads" shrink, investors often tend to choose the higher-quality investment, which helps support prices of the types of securities in your Fund's portfolio.

No one can foresee with assurance when the economy will shift gears or the rate of inflation will start to increase. Investor psychology is even less predictable, as we are continually reminded. However, the benefits of high-quality securities, a tightly managed short-term portfolio and a disciplined investment style are clear, and should become more apparent if the stock market runs into any difficulty. In all, we think Pioneer Short-Term Income Trust is still a sound alternative for conservative, quality-conscious investors looking for regular income.

If you have questions on your investment in Pioneer Short-Term Income Trust, please contact your investment representative, or Pioneer at 1-800-225-6292. Thank you for your continued support.

Respectfully,


/s/ John F. Cogan, Jr.



John F. Cogan, Jr.,
Chairman and President

Pioneer Short-Term Income Trust
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PORTFOLIO SUMMARY 5/31/97
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Portfolio Diversification
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[DESCRIPTION OF PIE CHART]

U.S. Government Agency Obligations 82%
Corporate Bonds 10%
U.S. Government Obligations 7%
Short-Term Cash Equivalents 1%





Portfolio Quality
----------------------------------------------------------------------------
(As a percentage of debt holdings)


[DESCRIPTION OF PIE CHART]

Treasury/Agency 90%
AAA 3%
AA 1%
A 3%
BBB 3%


 10  Largest  Holdings
----------------------------------------------------------------------------
 (As a percentage of debt holdings)

  1. U.S. Treasury Notes, 7.75%, 1999                                          5.40%
  2. Federal National Mortgage Association, Medium Term Note, 7.0%, 2001       2.62
  3. Federal National Mortgage Association, Medium Term Note, 7.11%, 2000      2.21
  4. Tennessee Valley Authority, 8.375%, 1999                                  2.18
  5. Federal Home Loan Mortgage Corp., REMIC Series 1145G, 8.0%, 2006          2.13
  6. Federal Home Loan Mortgage Corp., REMIC Series 1243H, 7.5%, 2004          2.12
  7. Federal National Mortgage Association, Medium Term Note, 7.3%, 2000       2.11
  8. Federal National Mortgage Association, Medium Term Note, 7.17%, 2001      2.10
  9. Federal National Mortgage Association, REMIC Series 1992-131G,            2.10
     7.25%, 2019
 10. Federal Home Loan Bank, 7.125%, 2002                                      2.09

 Fund holdings will vary for other periods.

Pioneer Short-Term Income Trust
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PERFORMANCE UPDATE 5/31/97                                      CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
----------------------------------------------------------------------------



 Net Asset Value
 per Share                   5/31/97        11/30/96
                             $3.76          $3.79

Distributions per Share      Income         Short-Term         Long-Term
  (11/30/96-5/31/97)         Dividends      Capital Gains      Capital Gains
                             $0.113         -                  -

Investment Returns
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Government Bond Index.


--------------------------------------------------
   Average Annual Total Returns
   (As of May 31, 1997)
                   Net Asset   Public Offering
    Period          Value      Price*
    Life-of-Fund    5.05%      4.51%
    (8/10/92)
    1 Year          6.25       3.51
--------------------------------------------------
* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000+

[DESCRIPTION OF MOUNTAIN CHART]

                                            Merrill Lynch 1-3 Year
        Pioneer Short-Term Income Trust     Government Bond Index
8/92    9750                                10000
11/92   9809                                10018
        10066                               10307
5/93    10204                               10372
        10362                               10564
11/93   10424                               10623
        10488                               10661
5/94    10466                               10586
        10518                               10746
11/94   10457                               10697
        10756                               11019
5/95    11122                               11375
        11259                               11553
11/95   11466                               11810
        11576                               11951
5/96    11606                               11975
        11743                               12150
11/96   12062                               12494
        12148                               12582
5/97    12332                               12766

+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Government Bond
  Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust
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PERFORMANCE UPDATE 5/31/97                                      CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
----------------------------------------------------------------------------


 Net Asset Value
 per Share                   5/31/97        11/30/96
                             $3.75          $3.79

 Distributions per Share     Income         Short-Term         Long-Term
 (11/30/96-5/31/97)          Dividends      Capital Gains      Capital Gains
                             $0.104         -                  -

Investment Returns
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Government Bond Index.


----------------------------------------
   Average Annual Total Returns
   (As of May 31, 1997)
                    If     If
    Period          Held   Redeemed*
    Life-of-Fund   4.63%   4.63%
    (4/4/94)
    1 Year          5.60   3.60
----------------------------------------
* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

Growth of $10,000+

[DESCRIPTION OF MOUNTAIN CHART]

                                                  Merrill Lynch 1-3 Year
          Pioneer Short-Term Income Trust         Government Bond Index
4/94      10000                                   10000
5/94      9987                                    10014
          10027                                   10166
11/94     9961                                    10119
          10221                                   10424
5/95      10539                                   10761
          10643                                   10929
11/95     10850                                   11172
          10922                                   11306
5/96      10910                                   11328
          11044                                   11493
11/96     11325                                   11819
          11367                                   11902
5/97      11521                                   12077


+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Government Bond
  Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust
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PORTFOLIO MANAGEMENT DISCUSSION 5/31/97
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

The first half of Pioneer Short-Term Income Trust's sixth fiscal year came to a close on May 31, 1997, rewarding investors with a positive total return and steady monthly dividends. The Fund generated a six-month total return of 2.24% for Class A Shares, 1.73% for Class B Shares. The Fund's performance compared well with the average 2.05% total return offered by the 105 funds in Lipper Analytical Services' Short-Term Investment-Grade Debt category during the same time. (Returns do not reflect sales charges.)


Uncertainty and Rate Increase Stifle Bond Market
Short-term interest rates rose a modest half-percent over the past six months, creating a fairly benign investing environment for bonds. The U.S. economy during the period was characterized by varied but strong economic growth, low interest rates and low unemployment. In fact, unemployment dropped from 5.3% to 4.8% over the six months, hitting the lowest level in 23 years. Inflation remained minimal, even in the face of increasing economic strength. Many observers of the economy were confounded, since fast-paced growth traditionally has sparked a rise in inflation.

Against this backdrop, the Federal Reserve (the Fed) took preemptive action in response to reports suggesting the economy could be growing too quickly. The Fed raised short-term rates one-quarter of a percentage point (0.25%) on March
25. Typical of the way markets have behaved over the past year or so, the rate hike didn't have a significant or lasting effect. Investors, acting in advance of the Fed's much-discussed move, had steadily driven down bond prices (sending yields higher) from mid-February through March. Bond prices then resumed their ascent in April. Interestingly, the stock market also seemed to shrug off the rate hike after a short sell-off in late March and early April, and the Dow Jones Industrial Average of 30 large stocks resumed its record-setting upward surge.

Even after quickly digesting the rate hike, the bond market remained off balance for the rest of the period. Varying interpretations of later economic reports and speculation about further Fed increases again put a damper on bond prices. At the same time, however, concerns about

Pioneer Short-Term Income Trust
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PORTFOLIO MANAGEMENT DISCUSSION 5/31/97                              (continued)
--------------------------------------------------------------------------------


Europe's progress toward monetary union and a strong U.S. dollar fueled demand for U.S. securities, particularly Treasury and agency issues. In all, we ended the period much the way it had begun - with a mixed bag of fact and opinion.


Emphasis on High Quality, Tightly Managed Maturity
For Pioneer Short-Term Income Trust, our focus is on high-quality securities, strategic allocation and a solid income stream. Portfolio holdings continued to generate a good amount of income, and shareowners received steady or slightly higher income dividends each month. At the close of the period, the Fund's Class A Shares produced a 30-day SEC yield of 5.73%.

On May 31, 97.3% of the portfolio's holdings were rated A or above. The Fund's assets are allocated among three primary sectors: U.S. government and agency securities, collateralized mortgage obligations (CMOs) and corporate securities. We did some minor redistributing among these sectors due to market conditions, winding up with slightly larger positions in Treasury issues and CMOs. We bought U.S. government agency securities, as their yields were comparable to those offered by corporate issues. We didn't actively add to CMOs.

In the corporate sector, we reduced holdings in asset-backed securities. Even though issuers in the portfolio had not experienced any difficulties with credit card delinquencies, we wouldn't be surprised to see other companies run into troubles, which could affect prices across this sector. We prefer to invest in higher-quality issues, but will look at good opportunities in lower-quality bonds if companies show strength. One position we added over the period is BBB-rated Spieker Properties. This California real estate investment trust (REIT) is operating in a strong market and has shown a healthy income stream, bolstering our confidence and the likelihood that its credit rating will be upgraded eventually.

The Fund holds only securities with remaining maturities of five years or less. The portfolio's average maturity cannot exceed three years, which can help limit volatility. At the end of November 1996, the Fund's effective duration and average maturity were 1.62 years and 1.76 years, respectively. (Effective maturity takes into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner. Duration reflects both the effective maturity and the effects of expected

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

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income. Duration is a good indicator of risk, with a portfolio likely to change in value by one percentage point for every percentage point change in interest rates, up or down.)

We adjusted the portfolio's maturity profile as interest rates rose and fell, shortening and lengthening in small increments when we saw opportunity. By the end of May, effective duration and average maturity were at 1.70 years and 1.92 years, reflecting our moderately increased optimism for the current bond market. Even so, the Fund remains conservatively positioned.


A Look Ahead
As we close the first half of the Fund's fiscal year, the economy and markets look to be moving forward with an "all news is good news" attitude. Signs seem to indicate that inflation will remain contained, with interest rates staying near their current range. We are watching consumer spending, however. If it picks up, the Fed may feel pressure to raise rates once again to cool the economy. We expect to continue making modest moves away from some of the Fund's most defensive positioning, looking for opportunities to increase duration where appropriate.

Regardless of the individual changes we may make within the portfolio, we are committed to quality. We know many of you look to the Fund as an alternative to the low rates offered by CDs, money market accounts or savings accounts. Even as we manage the Fund to offer strong current income and solid total returns, you should remember that the Fund's share price and income will move up and down with market conditions. That said, we believe the Fund's focus on high-quality, shorter-term securities makes it an attractive alternative to other short-term vehicles. Thank you for investing in Pioneer Short-Term Income Trust.

Respectfully,


/s/ Richard A. Schlanger


Richard A. Schlanger,
Portfolio Manager

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97
--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                       Value
                               INVESTMENT IN SECURITIES - 99.3%
                               Corporate Bonds - 10.1%
                               Asset-Backed - 3.3%
$  183,333     AAA/Aaa         Chase Manhattan Credit Card Master
                               Trust, Series 1992-1A, 7.4%, 2000             $  183,665
   875,000     AAA/Aaa         Premier Auto Trust, Series 1995-2A6,
                               7.2%, 1999                                       888,694
   500,000     AAA/Aaa         Sears Credit Account Master Trust, Series
                               1994-1A, 7.0%, 2004                              507,145
                                                                             -----------
                                                                             $1,579,504
                                                                             -----------
                               Financial - 5.2%
   500,000     AA-/Aa3         Associates Corp. N.A., 8.125%, 1998           $  507,000
   500,000     A-/A2           First Interstate Bancorp, 8.15%, 2002            506,390
   500,000     A+/A1           Ford Motor Credit Co., 6.85%, 2000               501,420
   500,000     BBB/Baa2        Spieker Properties L.P., 6.8%, 2001              493,630
   500,000     A/A3            Transamerica Financial, 6.75%, 2000              499,805
                                                                             -----------
                                                                             $2,508,245
                                                                             -----------
                               Industrial - 1.6%
   780,000     BBB+/Baa1       Comdisco Inc., 6.5%, 2000                     $  774,540
                                                                             -----------
                               Total Corporate Bonds
                               (Cost $4,843,472)                             $4,862,289
                                                                             -----------
                               U.S. Government Obligations - 7.5%
   500,000                     U.S. Treasury Notes, 7.25%, 1998              $  504,845
   500,000                     U.S. Treasury Notes, 7.125%, 1999                509,155
 2,500,000                     U.S. Treasury Notes, 7.75%, 1999               2,582,250
                                                                             -----------
                               Total U.S. Government Obligations
                               (Cost $3,699,454)                             $3,596,250
                                                                             -----------
                               U.S. Government Agency
                               Obligations - 81.7%
   500,000                     Aid-Israel, 7.75%, 1999                       $  513,450
   500,000                     Federal Home Loan Bank, 7.55%, 1997              504,890
   500,000                     Federal Home Loan Bank, 8.125%, 2000             503,070
   500,000                     Federal Home Loan Bank, 6.3%, 2001               491,835
   350,000                     Federal Home Loan Bank, 6.32%, 2001              345,163
   500,000                     Federal Home Loan Bank, 6.36%, 2001              493,960
 1,000,000                     Federal Home Loan Bank, 7.125%, 2002           1,000,720

   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                               Value
                               U.S. Government Agency Obligations - (continued)
$  600,000                     Federal Home Loan Mortgage Corp.,
                               6.29%, 2000                           $  593,334
   500,000                     Federal Home Loan Mortgage Corp.,
                               7.28%, 2000                              504,595
   200,000                     Federal Home Loan Mortgage Corp.,
                               7.38%, 2000                              201,852
   300,000                     Federal Home Loan Mortgage Corp.,
                               7.51%, 2000                              303,024
   500,000                     Federal Home Loan Mortgage Corp.,
                               7.645%, 2000                             505,855
   500,000                     Federal Home Loan Mortgage Corp.,
                               6.87%, 2001                              500,715
   500,000                     Federal Home Loan Mortgage Corp.,
                               6.92%, 2001                              500,555
   300,000                     Federal Home Loan Mortgage Corp.,
                               7.055%, 2001                             300,174
   350,000                     Federal Home Loan Mortgage Corp.,
                               7.5%, 2001                               350,381
   500,000                     Federal Home Loan Mortgage Corp.,
                               7.08%, 2002                              500,405
   500,000                     Federal Home Loan Mortgage Corp.,
                               Global Notes, 6.93%, 2000                500,465
    97,888                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1319E, 7.0%, 2004            98,070
 1,000,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1243H, 7.5%, 2004         1,011,180
    37,731                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1164F, 7.0%, 2005            37,750
     4,098                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1027H, 9.0%, 2005             4,098
   190,552                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1238G, 7.25%, 2006          191,882
   492,946                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1132I, 8.0%, 2006           503,722
 1,000,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1145G, 8.0%, 2006         1,019,380

   The accompanying notes are an integral part of these financial statements.
                                                                               9
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Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97                                      (continued)
--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                   Value
                               U.S. Government Agency Obligations - (continued)
$  114,252                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1457E, 7.0%, 2007             $ 114,245
   390,252                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1564J, 6.5%, 2008               382,806
   931,993                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1262F, 7.5%, 2015               939,142
   286,169                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1311F, 7.5%, 2018               287,926
   500,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1281F, 8.0%, 2018               511,075
   428,047                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1358F, 6.75%, 2019              429,207
   140,014                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1264F, 7.75%, 2019              140,970
   413,656                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 186D, 8.0%, 2019                415,488
    15,103                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1143H, 8.0%, 2019                15,105
   500,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1142H, 7.95%, 2020              508,830
   672,831                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 112H, 8.8%, 2020                689,235
   497,045                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 189C, 8.0%, 2021                506,921
   233,928                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1158D, 8.5%, 2021               236,705
   439,733                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1590K, 6.5%, 2023               435,415
   235,000                     Federal National Mortgage Association,
                               7.85%, 1998                                  240,398
   500,000                     Federal National Mortgage Association,
                               6.45%, 2001                                  495,010
 1,000,000                     Federal National Mortgage Association,
                               Global Notes, 6.85%, 2000                  1,000,620
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.26%, 1999                502,095

   The accompanying notes are an integral part of these financial statements.
10

 Pioneer Short-Term Income Trust



               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                   Value
                               U.S. Government Agency Obligations - (continued)
$  500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.64%, 2000             $  499,295
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.81%, 2000                501,025
 1,050,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.11%, 2000              1,057,350
   585,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.26%, 2000                589,774
 1,000,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.3%, 2000               1,008,550
   600,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.4%, 2001                 590,466
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.61%, 2001                495,340
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.63%, 2001                497,360
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.93%, 2001                499,665
 1,250,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.0%, 2001               1,253,137
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.0%, 2001                 500,635
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.0%, 2001                 501,150
   285,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.04%, 2001                285,516
 1,000,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.17%, 2001              1,005,160
   450,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.78%, 2002                447,480
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.15%, 2002                502,385
   382,283                     Federal National Mortgage Association,
                               REMIC Series 1991-175E, 7.0%, 1998           383,988
   256,405                     Federal National Mortgage Association,
                               REMIC Series 1993-26PL, 7.0%, 1998           257,025

   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97                                      (continued)
--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                    Value
                               U.S. Government Agency Obligations - (continued)
$  446,968                     Federal National Mortgage Association,
                               REMIC Series 1992-97DB, 8.0%, 1999         $  453,342
   500,000                     Federal National Mortgage Association,
                               REMIC Series 1992-40G, 7.0%, 2002             501,575
   464,405                     Federal National Mortgage Association,
                               REMIC Series 1992-145J, 7.15%, 2003           464,828
   500,000                     Federal National Mortgage Association,
                               REMIC Series 1992-110G, 7.0%, 2005            501,555
   300,000                     Federal National Mortgage Association,
                               REMIC Series 1991-119M, 8.5%, 2008            310,965
   500,000                     Federal National Mortgage Association,
                               REMIC Series 1992-84G, 7.5%, 2014             504,075
   190,355                     Federal National Mortgage Association,
                               REMIC Series 1992-132PE, 7.25%, 2015          190,504
    23,922                     Federal National Mortgage Association,
                               REMIC Series 1992-131E, 7.0%, 2017             23,869
   602,032                     Federal National Mortgage Association,
                               REMIC Series 1988-26C, 7.5%, 2018             609,269
   106,630                     Federal National Mortgage Association,
                               REMIC Series 1992-43B, 7.5%, 2018             106,759
   238,242                     Federal National Mortgage Association,
                               REMIC Series 1990-8E, 8.5%, 2018              241,468
   500,000                     Federal National Mortgage Association,
                               REMIC Series 1993-23PJ, 6.7%, 2019            497,795
 1,000,000                     Federal National Mortgage Association,
                               REMIC Series 1992-131G, 7.25%, 2019         1,004,650
   149,813                     Federal National Mortgage Association,
                               REMIC Series 1990-48G, 7.95%, 2019            150,863
   500,000                     Federal National Mortgage Association,
                               REMIC Series 1991-169PJ, 7.0%, 2020           498,900
   226,856                     Federal National Mortgage Association,
                               REMIC Series 1991-74J, 7.95%, 2020            227,396
   289,402                     Federal National Mortgage Association,
                               REMIC Series 1991-103HB, 8.75%, 2020          293,049
    84,153                     Federal National Mortgage Association,
                               REMIC Series 1992-77G, 8.0%, 2021              85,227

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                      Value
                               U.S. Government Agency Obligations - (continued)
$  156,261                     Federal National Mortgage Association,
                               REMIC Series 1992-64M, 7.0%, 2022            $   155,830
   500,000                     Federal Farm Credit Bank, Medium Term
                               Note, 7.79%, 1997                                505,800
   500,000                     Federal Farm Credit Bank, Medium Term
                               Note, 6.62%, 2001                                495,020
   250,000                     Federal Farm Credit Bank, Medium Term
                               Note, 7.3%, 2001                                 251,940
 1,000,000                     Tennessee Valley Authority, 8.375%, 1999       1,043,790
                                                                            ------------
                               Total U.S. Government Agency Obligations
                               (Cost $39,540,983)                           $39,325,488
                                                                            ------------
                               TOTAL INVESTMENT IN SECURITIES
                               (Cost $48,083,909)                           $47,784,027
                                                                            ------------
                               TEMPORARY CASH INVESTMENT - 0.7%
                               Commercial Paper - 0.7%
   359,000                     Household Finance Corp., 5.53%,
                               6/02/97                                      $   359,000
                                                                            ------------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $359,000)                              $   359,000
                                                                            ------------
                               TOTAL INVESTMENT IN SECURITIES AND
                               TEMPORARY CASH INVESTMENT - 100%
                               (Cost $48,442,909) (a) (b)                   $48,143,027
                                                                            ------------

(a) At May 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $48,442,909 was as follows:

    Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost                 $ 129,216

    Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value
                                                                     (429,098)
                                                                    ---------
    Net unrealized loss                                             $(299,882)
                                                                    =========

(b) At November 30, 1996, the Fund had a net capital loss carryforward of $3,046,729 which will expire between 2000 and 2004 if not utilized.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1997 were as follows:



                                 Purchases        Sales
                               -----------    ------------
Long-term U.S. Government      $4,750,288     $12,176,258
Other Long-term Securities        998,661       2,378,438


The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
BALANCE SHEET 5/31/97
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $359,000) (cost $48,442,909)                                         $  48,143,027
  Cash                                                                                799
  Receivables -
   Fund shares sold                                                                82,042
   Interest                                                                       654,078
  Due from Pioneering Management Corporation                                        5,112
  Other                                                                               453
                                                                            -------------
    Total assets                                                            $  48,885,511
                                                                            -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                          $     235,556
   Fund shares repurchased                                                        150,822
   Dividends                                                                       56,818
  Due to affiliates                                                                28,463
  Accrued expenses                                                                 24,596
                                                                            -------------
    Total liabilities                                                       $     496,255
                                                                            -------------
NET ASSETS:
  Paid-in capital                                                           $  51,999,975
  Accumulated distributions in excess of net investment income                    (29,162)
  Accumulated net realized loss                                                (3,281,675)
  Net unrealized loss on investments                                             (299,882)
                                                                            -------------
    Total net assets                                                        $  48,389,256
                                                                            -------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $43,598,102/11,597,295 shares)                          $        3.76
                                                                            -------------
  Class B (based on $4,791,154/1,278,757 shares)                            $        3.75
                                                                            -------------
MAXIMUM OFFERING PRICE:
  Class A                                                                   $        3.86
                                                                            -------------


   The accompanying notes are an integral part of these financial statements.
14

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/97


INVESTMENT INCOME:
  Interest                                                               $ 1,898,972
                                                                         -----------
EXPENSES:
  Management fees                                          $135,328
  Transfer agent fees
   Class A                                                   43,638
   Class B                                                    6,300
  Distribution fees
   Class A                                                   61,520
   Class B                                                   24,578
  Accounting                                                 48,454
  Custodian fees                                              9,221
  Registration fees                                          12,160
  Professional fees                                          18,762
  Printing                                                    3,250
  Fees and expenses of nonaffiliated trustees                 8,098
  Miscellaneous                                              10,418
                                                            ---------
    Total expenses                                                       $   381,727
    Less management fees waived by
    Pioneering Management Corporation                                       (123,884)
    Less fees paid indirectly                                                 (7,266)
                                                                         -----------
    Net expenses                                                         $   250,577
                                                                         -----------
     Net investment income                                               $ 1,648,395
                                                                         -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                       $  (225,098)
  Change in net unrealized gain on investments                              (331,509)
                                                                         -----------
   Net loss on investments                                               $  (556,607)
                                                                         -----------
   Net increase in net assets resulting from operations                  $ 1,091,788
                                                                         -----------


   The accompanying notes are an integral part of these financial statements.
                                                                              15

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/97 and the Year Ended 11/30/96


                                                            Six Months       Year Ended
FROM OPERATIONS:                                          Ended 5/31/97       11/30/96
Net investment income                                     $   1,648,395    $  3,404,164
Net realized loss on investments                               (225,098)       (248,627)
Change in net unrealized gain on investments                   (331,509)       (351,256)
                                                          -------------    -------------
  Net increase in net assets resulting from operations    $   1,091,788    $  2,804,281
                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.11 and $0.24 per share, respectively)       $  (1,491,742)   $ (3,222,631)
  Class B ($0.08 and $0.21 per share, respectively)            (107,174)       (197,640)
In excess of net investment income:
  Class A ($0.00 and $0.00 per share, respectively)                   -         (25,178)
  Class B ($0.02 and $0.01 per share, respectively)             (30,026)        (23,437)
                                                          -------------    -------------
   Total distributions to shareholders                    $  (1,628,942)   $ (3,468,886)
                                                          -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  21,740,498    $ 32,092,020
Reinvestment of distributions                                 1,201,498       2,552,698
Cost of shares repurchased                                  (33,621,008)    (31,158,433)
                                                          -------------    -------------
  Net increase (decrease) in net assets resulting
    from fund share transactions                          $ (10,679,012)   $  3,486,285
                                                          -------------    -------------
  Net increase (decrease) in net assets                   $ (11,216,166)   $  2,821,680
NET ASSETS:
Beginning of year                                            59,605,422      56,783,742
                                                          -------------    -------------
End of year (including distributions in excess of net
  investment income of $(29,162) and $(48,615),
  respectively)                                           $  48,389,256    $ 59,605,422
                                                          -------------    -------------


CLASS A                           '97 Shares        '97 Amount       '96 Shares        '96 Amount
Shares sold                         4,725,305     $  17,742,935        6,451,953     $   24,450,587
Reinvestment of distributions         295,212         1,109,720          635,331          2,410,126
Less shares repurchased            (7,821,483)      (29,409,991)      (6,697,289)       (25,468,788)
                                 ------------     -------------     ------------     --------------
  Net increase (decrease)          (2,800,966)    $ (10,557,336)         389,995     $    1,391,925
                                 ------------     -------------     ------------     --------------
CLASS B
Shares sold                         1,066,076     $   3,997,563        2,013,404     $    7,641,433
Reinvestment of distributions          24,485            91,778           37,660            142,572
Less shares repurchased            (1,123,615)       (4,211,017)      (1,499,135)        (5,689,645)
                                 ------------     -------------     ------------     --------------
  Net increase (decrease)             (33,054)    $    (121,676)         551,929     $    2,094,360
                                 ------------     -------------     ------------     --------------

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/97
--------------------------------------------------------------------------------


                                                                    Six Months
                                                                      Ended           Year Ended
                                                                     5/31/97           11/30/96
 CLASS A
 Net asset value, beginning of period                             $     3.79          $    3.84
                                                                  ----------          ---------
 Increase (decrease) from investment operations:
  Net investment income                                           $     0.11          $    0.24
  Net realized and unrealized gain (loss) on investments               (0.03)             (0.05)
                                                                  ----------          ---------
   Net increase from investment operations                        $     0.08          $    0.19
 Distributions to shareholders:
  Net investment income                                                (0.11)             (0.24)
                                                                  ----------          ---------
 Net increase (decrease) in net asset value                       $    (0.03)         $   (0.05)
                                                                  ----------          ---------
 Net asset value, end of period                                   $     3.76          $    3.79
                                                                  ----------          ---------
 Total return*                                                          2.24%              5.20%
 Ratio of net expenses to average net assets                            0.88%**+           0.87%+
 Ratio of net investment income to average net assets                   6.15%**+           6.25%+
 Portfolio turnover rate                                                  22%**              65%
 Net assets, end of period (in thousands)                         $   43,598          $  54,637
 Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                          1.34%**            1.33%
  Net investment income                                                 5.69%**            5.79%
 Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
  Net expenses                                                          0.85%**            0.85%
  Net investment income                                                 6.18%**            6.27%


                                                                    Year Ended      Year Ended   Year Ended   8/10/92 to
                                                                     11/30/95      11/30/94(a)    11/30/93     11/30/92
CLASS A
 Net asset value, beginning of period                                $    3.75       $  3.95       $  3.95     $  4.00

 Increase (decrease) from investment operations:
  Net investment income                                              $    0.25       $  0.22       $  0.24     $  0.08
  Net realized and unrealized gain (loss) on investments                  0.10         (0.21)            -       (0.05)
                                                                     ---------       -------       -------     --------
   Net increase from investment operations                           $    0.35       $  0.01       $  0.24     $  0.03
 Distributions to shareholders:
  Net investment income                                                  (0.26)        (0.21)        (0.24)      (0.08)
                                                                     ---------       -------       -------     --------
 Net increase (decrease) in net asset value                          $    0.09       $ (0.20)      $     -     $ (0.05)
                                                                     ---------       -------       -------     --------
 Net asset value, end of period                                      $    3.84       $  3.75       $  3.95     $  3.95
                                                                     ---------       -------       -------     --------
 Total return*                                                            9.64%         0.32%         6.28%       0.79%
 Ratio of net expenses to average net assets                              0.86%+        0.85%         0.66%       0.50%**
 Ratio of net investment income to average net assets                     6.43%+        5.89%         5.80%       5.93%**
 Portfolio turnover rate                                                   110%          144%           83%        146%**
 Net assets, end of period (in thousands)                            $  53,860       $59,088       $57,482     $15,588
 Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                            1.38%         1.20%         1.33%       3.40%**
  Net investment income                                                   5.92%         5.54%         5.13%       3.03%**
 Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
  Net expenses                                                            0.85%            -             -           -
  Net investment income                                                   6.44%            -             -           -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/97
--------------------------------------------------------------------------------


                                                                 Six Months                                      4/4/94 to
                                                                   Ended         Year Ended     Year Ended      11/30/94(a)
                                                                  5/31/97         11/30/96       11/30/95
CLASS B
Net asset value, beginning of period                           $     3.79        $    3.85       $    3.75      $     3.89
                                                               ----------        ---------       ---------      ------------
Increase (decrease) from investment operations:
 Net investment income                                         $     0.10        $    0.21       $    0.22      $     0.15
 Net realized and unrealized gain (loss) on investments             (0.04)           (0.05)           0.11           (0.16)
                                                               ----------        ---------       ---------      ------------
  Net increase (decrease) from investment operations           $     0.06        $    0.16       $    0.33      $    (0.01)
Distributions to shareholders:
 Net investment income                                              (0.08)           (0.21)          (0.23)          (0.13)
 In excess of net investment income                                 (0.02)           (0.01)              -               -
                                                               ----------        ---------       ---------      ------------
Net increase (decrease) in net asset value                     $    (0.04)       $   (0.06)      $    0.10      $    (0.14)
                                                               ----------        ---------       ---------      ------------
Net asset value, end of period                                 $     3.75        $    3.79       $    3.85      $     3.75
                                                               ----------        ---------       ---------      ------------
Total return*                                                        1.73%            4.37%           8.93%          (0.24)%
Ratio of net expenses to average net assets                          1.70%**+         1.69%+          1.63%+          1.41%**
Ratio of net investment income to average net assets                 5.31%**+         5.40%+          5.61%+          6.05%**
Portfolio turnover rate                                                22%**            65%            110%            144%
Net assets, end of period (in thousands)                       $    4,791        $   4,969       $   2,924      $    3,182
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC
 and no reduction for fees paid indirectly:
 Net expenses                                                        2.17%**          2.15%           2.17%           1.82%**
 Net investment income                                               4.84%**          4.94%           5.08%           5.64%**
Ratios assuming waiver of management fees and assumption
 of expenses by PMC and
 reduction for fees paid indirectly:
 Net expenses                                                        1.69%**          1.67%           1.60%              -
 Net investment income                                               5.32%**          5.42%           5.64%              -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
18

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

Pioneer Short-Term Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Trust offers two classes of shares - Class A and Class B shares. Shares of Class A and Class B each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class B shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry.


A. Security Valuation
   Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97                                (continued)
--------------------------------------------------------------------------------


   that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares
   The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $8,932 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1997.


D. Class Allocations
   Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   calculated in the same manner, at the same time, and in the same amount, except that Class A and Class B shares can bear different transfer agent and distribution fees.


E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safe- keeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2.  Management Agreement
PMC manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust.


3.  Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $5,877 in transfer agent fees payable to PSC at May 31, 1997.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97                                (continued)
--------------------------------------------------------------------------------


4.  Distribution Plans
The Trust adopted a Plan of Distribution for each class of shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $22,586 in distribution fees payable to PFD at May 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.0%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the six months ended May 31, 1997, CDSCs in the amount of $40,280 were paid to PFD.


5.  Expense Offsets
The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the six months ended May 31, 1997, the Trust's expenses were reduced by $7,266 under such arrangements.

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and the Board of Trustees of Pioneer Short-Term Income Trust:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Short-Term Income Trust as of May 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short-Term Income Trust as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 1, 1997

Pioneer Short-Term Income Trust
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------


Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                  David D. Tripple, Executive Vice
John W. Kendrick                       President
Marguerite A. Piret                   Richard A. Schlanger, Vice President
David D. Tripple                      William H. Keough, Treasurer
Stephen K. West                       Joseph P. Barri, Secretary
John Winthrop



Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------


Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)


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                           This page for your notes.

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THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II









*Offers Class A and B Shares only

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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER   Pioneer Funds Distributor, Inc.       0797-4310
 LOGO]     60 State Street                   (C) Pioneer Funds Distributor, Inc.
           Boston, Massachusetts 02109 (Recycled logo) Printed on Recycled Paper